                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/
Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or  Section
     240.14a-12

        Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                         Dominium Tax Exempt Fund L.L.P.
-------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------------
     5)   Total fee paid:
          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          $32,461
          ---------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
          Schedule 14A
          ---------------------------------------------------------------------
     3)   Filing Party:
          Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership
          ---------------------------------------------------------------------
     4)   Date Filed:
          March 18, 1996 and September 3, 1996
          ---------------------------------------------------------------------

PROXY SERVICES
51 MERCEDES WAY
EDGWOOD, NY 11717                                        WESTERN UNION MAILGRAM


James A. Sample
Churchill Communications Corp
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234


October 24, 1996

Dear Fellow BAC Holder:

          DEMAND MAXIMUM VALUE FOR ALL BAC HOLDERS!

The Meetings of the Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership are only five days away. YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple instructions below.

Because we believe that the value of the Funds and your interests in the BACs are closely tied to the properties underlying the Bonds owned by the Funds, WE BELIEVE THE BACS ARE WORTH SUBSTANTIALLY MORE THAN YOU ARE RECEIVING UNDER THE PROPOSED MERGERS.

The future value of your investment is at stake. WE NEED YOUR VOTE TO CONVINCE THE GENERAL PARTNERS THAT THEY MUST MAXIMIZE VALUE FOR ALL BAC HOLDERS.

If you have any questions about the last-minute voting of you BACs, please call Georgeson & Company Inc., who is assisting us in our solicitation, toll-free at 800-223-2064.

Thank you for you support.

Sincerely,

DOMINIUM TAX EXEMPT FUND L.L.P.

Page 2                                                 WESTERN UNION MAILGRAM

            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                    COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.


2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4402, Dominium Tax Exempt Fund L.L.P. in Opposition to Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I.


3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                    Name:     (NA.1)
                    Broker:   (Broker)
                    Control number:     (ControlNum)
                    Number of shares:   (NumShares)

If you need assistance in voting, please call our solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                   CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                          LIMITED PARTNERSHIP, SERIES I

                      This Proxy is solicited on behalf of
                         Dominium Tax Exempt Fund L.L.P.

     The undersigned hereby appoints Jack W. Safar and David L. Brierton, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I, which the undersigned is entitled to vote at the Meeting of BAC Holders to be held at 9:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

Page 3                                                 WESTERN UNION MAILGRAM

     The BACs represented by this Proxy will be voted as specified below. If no choice is specified, this Proxy will be voted AGAINST Proposals 1, 2 and 3. The proxies are authorized, in their discretion, to vote such BACs upon any other business that may properly come before the Meeting.

            THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY
                  STATEMENT OF DOMINIUM TAX EXEMPT FUND L.L.P.

Dominium Recommends a Vote AGAINST Proposals 1, 2 & 3

The approval of Proposal 1 is conditioned upon the approval of Proposal 2 and the approval of Proposal 2 is conditioned upon the approval of Proposal 1.

Proposal 1. Approval of the Merger Proposal. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund Limited Partnership, CRITEF Associates Limited Partnership, Watermark Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 2. Approval of the New Partner Proposal. Approve (a) the sale by the current general partner of Fund I-II of the general partner interest in Fund I-II to a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance as a limited partner interest in Fund I-II to CAPREIT or its designee in exchange for a contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 3. Approval of the Adjournment of the Meeting to solicit additional votes. Approve the adjournment of the Meeting to solicit additional votes.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

PROXYGRAM SERVICES
500 EIGHTH AVENUE
NEW YORK, NY 10018                                       WESTERN UNION MAILGRAM


James A. Sample
Churchill Communications Corp
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234

CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)
(Your identification number is confidential. It is to assure the operator of your identity.)


October 24, 1996

Dear Fellow BAC Holder:

          DEMAND MAXIMUM VALUE FOR ALL BAC HOLDERS!

The Meetings of the Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership are only five days away. YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple instructions below.

Because we believe that the value of the Funds and your interests in the BACs are closely tied to the properties underlying the Bonds owned by the Funds, WE BELIEVE THE BACS ARE WORTH SUBSTANTIALLY MORE THAN YOU ARE RECEIVING UNDER THE PROPOSED MERGERS.

The future value of your investment is at stake. WE NEED YOUR VOTE TO CONVINCE THE GENERAL PARTNERS THAT THEY MUST MAXIMIZE VALUE FOR ALL BAC HOLDERS.

If you have any questions about the last-minute voting of you BACs, please call Georgeson & Company Inc., who is assisting us in our solicitation, toll-free at 800-223-2064.

Thank you for you support.

Sincerely,

DOMINIUM TAX EXEMPT FUND L.L.P.

Page 2                                                 WESTERN UNION MAILGRAM

TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

                                  INSTRUCTIONS


1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4401, Dominium Tax Exempt Fund L.L.P. in Opposition to Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I.

3.   State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)

     NUMBER OF SHARES:  (NumShares)

If you need assistance in voting, please call our solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                          LIMITED PARTNERSHIP, SERIES I

                      This Proxy is solicited on behalf of
                         Dominium Tax Exempt Fund L.L.P.

     The undersigned hereby appoints Jack W. Safar and David L. Brierton, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I, which the undersigned is entitled to vote at the Meeting of BAC Holders to be held at 9:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

Page 3                                                  WESTERN UNION MAILGRAM

     The BACs represented by this Proxy will be voted as specified below. If no choice is specified, this Proxy will be voted AGAINST Proposals 1, 2 and 3. The proxies are authorized, in their discretion, to vote such BACs upon any other business that may properly come before the Meeting.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF DOMINIUM TAX EXEMPT FUND L.L.P.

              Dominium Recommends a Vote AGAINST Proposals 1, 2 & 3

The approval of Proposal 1 is conditioned upon the approval of Proposal 2 and the approval of Proposal 2 is conditioned upon the approval of Proposal 1.

Proposal 1. Approval of the Merger Proposal. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund Limited Partnership, CRITEF Associates Limited Partnership, Watermark Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 2. Approval of the New Partner Proposal. Approve (a) the sale by the current general partner of Fund I-II of the general partner interest in Fund I-II to a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance as a limited partner interest in Fund I-II to CAPREIT or its designee in exchange for a contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 3. Approval of the Adjournment of the Meeting to solicit additional votes. Approve the adjournment of the Meeting to solicit additional votes.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

PROXY SERVICES
51 MERCEDES WAY
EDGWOOD, NY 11717                                        WESTERN UNION MAILGRAM


James A. Sample
Churchill Communications Corp
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234


October 24, 1996

Dear Fellow BAC Holder:

                    DEMAND MAXIMUM VALUE FOR ALL BAC HOLDERS!

The Meetings of the Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership are only five days away. YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple instructions below.

Because we believe that the value of the Funds and your interests in the BACs are closely tied to the properties underlying the Bonds owned by the Funds, WE BELIEVE THE BACS ARE WORTH SUBSTANTIALLY MORE THAN YOU ARE RECEIVING UNDER THE PROPOSED MERGERS.

The future value of your investment is at stake. WE NEED YOUR VOTE TO CONVINCE THE GENERAL PARTNERS THAT THEY MUST MAXIMIZE VALUE FOR ALL BAC HOLDERS.

If you have any questions about the last-minute voting of you BACs, please call Georgeson & Company Inc., who is assisting us in our solicitation, toll-free at 800-223-2064.

Thank you for you support.

Sincerely,

DOMINIUM TAX EXEMPT FUND L.L.P.

Page 2                                                 WESTERN UNION MAILGRAM


            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                    COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4412, Dominium Tax Exempt Fund L.L.P. in Opposition to Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II.

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                    Name:     (NA.1)
                    Broker:   (Broker)
                    Control number:     (ControlNum)
                    Number of shares:   (NumShares)

If you need assistance in voting, please call our solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES II

                      This Proxy is solicited on behalf of
                         Dominium Tax Exempt Fund L.L.P.

     The undersigned hereby appoints Jack W. Safar and David L. Brierton, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II, which the undersigned is entitled to vote at the Meeting of BAC Holders to be held at 9:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

Page 3                                                 WESTERN UNION MAILGRAM

     The BACs represented by this Proxy will be voted as specified below. If no choice is specified, this Proxy will be voted AGAINST Proposals 1, 2 and 3. The proxies are authorized, in their discretion, to vote such BACs upon any other business that may properly come before the Meeting.

            THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY
                  STATEMENT OF DOMINIUM TAX EXEMPT FUND L.L.P.

              Dominium Recommends a Vote AGAINST Proposals 1, 2 & 3

The approval of Proposal 1 is conditioned upon the approval of Proposal 2 and the approval of Proposal 2 is conditioned upon the approval of Proposal 1.

Proposal 1. Approval of the Merger Proposal. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund Limited Partnership, CRITEF Associates Limited Partnership, Watermark Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 2. Approval of the New Partner Proposal. Approve (a) the sale by the current general partner of Fund I-II of the general partner interest in Fund I-II to a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance as a limited partner interest in Fund I-II to CAPREIT or its designee in exchange for a contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 3. Approval of the Adjournment of the Meeting to solicit additional votes. Approve the adjournment of the Meeting to solicit additional votes.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

PROXYGRAM SERVICES
500 EIGHTH AVENUE
NEW YORK, NY 10018                                       WESTERN UNION MAILGRAM


James A. Sample
Churchill Communications Corp
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234

CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)
(Your identification number is confidential. It is to assure the operator of your identity.)


October 24, 1996

Dear Fellow BAC Holder:

                    DEMAND MAXIMUM VALUE FOR ALL BAC HOLDERS!

The Meetings of the Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership are only five days away. YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple instructions below.

Because we believe that the value of the Funds and your interests in the BACs are closely tied to the properties underlying the Bonds owned by the Funds, WE BELIEVE THE BACS ARE WORTH SUBSTANTIALLY MORE THAN YOU ARE RECEIVING UNDER THE PROPOSED MERGERS.

The future value of your investment is at stake. WE NEED YOUR VOTE TO CONVINCE THE GENERAL PARTNERS THAT THEY MUST MAXIMIZE VALUE FOR ALL BAC HOLDERS.

If you have any questions about the last-minute voting of you BACs, please call Georgeson & Company Inc., who is assisting us in our solicitation, toll-free at 800-223-2064.

Thank you for you support.

Sincerely,

DOMINIUM TAX EXEMPT FUND L.L.P.

Page 2                                                 WESTERN UNION MAILGRAM

            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                    COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4411, Dominium Tax Exempt Fund L.L.P. in Opposition to Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II.

3.   State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)

     NUMBER OF SHARES:  (NumShares)

If you need assistance in voting, please call our solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES II

                      This Proxy is solicited on behalf of
                         Dominium Tax Exempt Fund L.L.P.

     The undersigned hereby appoints Jack W. Safar and David L. Brierton, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II, which the undersigned is entitled to vote at the Meeting of BAC Holders to be held at 9:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

Page 3                                                 WESTERN UNION MAILGRAM

     The BACs represented by this Proxy will be voted as specified below. If no choice is specified, this Proxy will be voted AGAINST Proposals 1, 2 and 3. The proxies are authorized, in their discretion, to vote such BACs upon any other business that may properly come before the Meeting.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF DOMINIUM TAX EXEMPT FUND L.L.P.

              Dominium Recommends a Vote AGAINST Proposals 1, 2 & 3

The approval of Proposal 1 is conditioned upon the approval of Proposal 2 and the approval of Proposal 2 is conditioned upon the approval of Proposal 1.

Proposal 1. Approval of the Merger Proposal. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund Limited Partnership, CRITEF Associates Limited Partnership, Watermark Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 2. Approval of the New Partner Proposal. Approve (a) the sale by the current general partner of Fund I-II of the general partner interest in Fund I-II to a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance as a limited partner interest in Fund I-II to CAPREIT or its designee in exchange for a contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 3. Approval of the Adjournment of the Meeting to solicit additional votes. Approve the adjournment of the Meeting to solicit additional votes.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

PROXY SERVICES
51 MERCEDES WAY
EDGWOOD, NY 11717                                        WESTERN UNION MAILGRAM


James A. Sample
Churchill Communications Corp
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234


October 24, 1996

Dear Fellow BAC Holder:

                    DEMAND MAXIMUM VALUE FOR ALL BAC HOLDERS!

The Meetings of the Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership are only five days away. YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple instructions below.

Because we believe that the value of the Funds and your interests in the BACs are closely tied to the properties underlying the Bonds owned by the Funds, WE BELIEVE THE BACS ARE WORTH SUBSTANTIALLY MORE THAN YOU ARE RECEIVING UNDER THE PROPOSED MERGERS.

The future value of your investment is at stake. WE NEED YOUR VOTE TO CONVINCE THE GENERAL PARTNERS THAT THEY MUST MAXIMIZE VALUE FOR ALL BAC HOLDERS.

If you have any questions about the last-minute voting of you BACs, please call Georgeson & Company Inc., who is assisting us in our solicitation, toll-free at 800-223-2064.

Thank you for you support.

Sincerely,

DOMINIUM TAX EXEMPT FUND L.L.P.

Page 2                                                 WESTERN UNION MAILGRAM

            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                    COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4422, Dominium Tax Exempt Fund L.L.P. in Opposition to Capital Realty Investors Tax Exempt Fund III Limited Partnership.

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                    Name:     (NA.1)
                    Broker:   (Broker)
                    Control number:     (ControlNum)
                    Number of shares:   (NumShares)

If you need assistance in voting, please call our solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                               LIMITED PARTNERSHIP

                      This Proxy is solicited on behalf of
                         Dominium Tax Exempt Fund L.L.P.

     The undersigned hereby appoints Jack W. Safar and David L. Brierton, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund III Limited Partnership, which the undersigned is entitled to vote at the Meeting of BAC Holders to be held at 10:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

Page 3                                                 WESTERN UNION MAILGRAM

     The BACs represented by this Proxy will be voted as specified below. If no choice is specified, this Proxy will be voted AGAINST Proposals 1, 2 and 3. The proxies are authorized, in their discretion, to vote such BACs upon any other business that may properly come before the Meeting.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF DOMINIUM TAX EXEMPT FUND L.L.P.

              Dominium Recommends a Vote AGAINST Proposals 1, 2 & 3

The approval of Proposal 1 is conditioned upon the approval of Proposal 2 and the approval of Proposal 2 is conditioned upon the approval of Proposal 1.

Proposal 1. Approval of the Merger Proposal. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund III Limited Partnership, CRITEF Associates III Limited Partnership, Watermark III Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 2. Approval of the New Partner Proposal. Approve (a) the sale by the current general partner of Fund III of the general partner interest in Fund III to a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance as a limited partner interest in Fund III to CAPREIT or its designee in exchange for a contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 3. Approval of the Adjournment of the Meeting to solicit additional votes. Approve the adjournment of the Meeting to solicit additional votes.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

PROXYGRAM SERVICES
500 EIGHTH AVENUE
NEW YORK, NY 10018                                       WESTERN UNION MAILGRAM


James A. Sample
Churchill Communications Corp
Sample Mailgram
123 Main Street
Anywhere, NY 12345-1234

CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)
(Your identification number is confidential. It is to assure the operator of your identity.)


October 24, 1996

Dear Fellow BAC Holder:

                    DEMAND MAXIMUM VALUE FOR ALL BAC HOLDERS!

The Meetings of the Capital Realty Investors Tax Exempt Fund Limited Partnership and Capital Realty Investors Tax Exempt Fund III Limited Partnership are only five days away. YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY UNITS YOU OWN. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple instructions below.

Because we believe that the value of the Funds and your interests in the BACs are closely tied to the properties underlying the Bonds owned by the Funds, WE BELIEVE THE BACS ARE WORTH SUBSTANTIALLY MORE THAN YOU ARE RECEIVING UNDER THE PROPOSED MERGERS.

The future value of your investment is at stake. WE NEED YOUR VOTE TO CONVINCE THE GENERAL PARTNERS THAT THEY MUST MAXIMIZE VALUE FOR ALL BAC HOLDERS.


If you have any questions about the last-minute voting of you BACs, please call Georgeson & Company Inc., who is assisting us in our solicitation, toll-free at 800-223-2064.

Thank you for you support.

Sincerely,

DOMINIUM TAX EXEMPT FUND L.L.P.

Page 2                                                 WESTERN UNION MAILGRAM

            TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                    COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4421, Dominium Tax Exempt Fund L.L.P. in Opposition to Capital Realty Investors Tax Exempt Fund III Limited Partnership.

3.   State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)

     NUMBER OF SHARES:  (NumShares)

If you need assistance in voting, please call our solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                               LIMITED PARTNERSHIP

This Proxy is solicited on behalf of
Dominium Tax Exempt Fund L.L.P.

     The undersigned hereby appoints Jack W. Safar and David L. Brierton, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund III Limited Partnership, which the undersigned is entitled to vote at the Meeting of BAC Holders to be held at 10:00 A.M., local time, on October 29, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

     The BACs represented by this Proxy will be voted as specified below. If no choice is specified, this Proxy will be voted AGAINST Proposals 1, 2 and 3. The proxies are

Page 3                                                 WESTERN UNION MAILGRAM

authorized, in their discretion, to vote such BACs upon any other business that may properly come before the Meeting.

            THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY
                  STATEMENT OF DOMINIUM TAX EXEMPT FUND L.L.P.

              Dominium Recommends a Vote AGAINST Proposals 1, 2 & 3

The approval of Proposal 1 is conditioned upon the approval of Proposal 2 and the approval of Proposal 2 is conditioned upon the approval of Proposal 1.

Proposal 1. Approval of the Merger Proposal. Approve and adopt the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund III Limited Partnership, CRITEF Associates III Limited Partnership, Watermark III Partners, L.P. and others, and any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 2. Approval of the New Partner Proposal. Approve (a) the sale by the current general partner of Fund III of the general partner interest in Fund III to a newly-formed, wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance as a limited partner interest in Fund III to CAPREIT or its designee in exchange for a contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of the Fund necessary to expressly authorize the foregoing.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR

Proposal 3. Approval of the Adjournment of the Meeting to solicit additional votes. Approve the adjournment of the Meeting to solicit additional votes.

(  )  AGAINST                 (  )  ABSTAIN                 (  )  FOR